Exhibit 10.4

Form of Securities Purchase Agreement

Sanchez Energy Corporation
1111 Bagby Street, Suite 1800
Houston, Texas 77002

Ladies and Gentlemen:

Each of the undersigned (each, an “Investor”) hereby confirms its agreement with you as follows:

1.                                       This Securities Purchase Agreement (the “Agreement”) is made as of the Effective Time (as defined below) between Sanchez Energy Corporation, a Delaware corporation (the “Company”), and the Investor listed on the signature pages hereto.

2.                                       The Company is proposing to issue and sell to certain investors (the “Offering”) up to the amount of the aggregate liquidation preference of its Cumulative Perpetual Convertible Preferred Stock, Series B (the “Securities”), to be set forth in the Final Term Sheet (as defined below), which are convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  The Securities are being offered to qualified institutional buyers (“QIBs”) within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are accredited investors (each, an “accredited investor”) under Rule 501(a)(1), (2), (3) or (7) under the Securities Act pursuant to a private placement exemption from registration under the Securities Act.

3.                                       The Company and the Investor agree that, upon the terms and subject to the conditions set forth herein, the Investor will purchase from the Company and the Company will issue and sell to the Investor up to the aggregate liquidation preference of Securities set forth below on the Investor’s signature page for the per share purchase price to be set forth on the Final Term Sheet (as defined below).  The Securities shall have the terms described in the preliminary private placement memorandum dated March 5, 2013 (the “Preliminary Private Placement Memorandum”) relating to the offering of the Securities (as supplemented by the final pricing term sheet (the “Final Term Sheet”) to be sent to the Investor prior to the Effective Time (as defined below)).  Each of the Company and the Investor will send to the other a signed counterpart to this Agreement on or prior to the pricing of the Securities (facsimile or pdf executed signature pages transmitted to the facsimile number or electronic mail addresses, as the case may be, set forth in Section 7 of Annex A hereto will be deemed acceptable), with such signature pages to be held in escrow until the Effective Time.  In addition and, if applicable, the Investor will also send to the Company  a completed Schedule 1 hereto.  In connection with the pricing of the Securities, the Company or its agents shall send the Final Term Sheet by electronic mail to the Investor, which electronic mail shall also indicate the aggregate liquidation preference of the Securities (the “Allocated Securities”) that the Company has allocated to such Investor and the aggregate purchase price therefor.  The Investor will agree to purchase the Allocated Securities by sending a written acceptance (the “Investor Acceptance”) by electronic mail to the Company or its agents, agreeing to purchase the Allocated Securities and agreeing to the Final Term Sheet.  Upon the Company’s receipt of the Investor Acceptance, the signature pages hereto will, automatically, without any further action by any party, be released from escrow and this Agreement will become effective and binding on all parties hereto (such date and time, the “Effective Time”).  If, after the Effective Time, the Investor wishes to purchase additional Securities, the Investor will send, prior to 8:00 am New York City time on the first business day following the date of the Effective Time, an amended signature page hereto indicating the new amount of Securities that the Investor desires to purchase, following receipt of which the Company or its agents may send an electronic mail indicating the new amount of the Securities that the Company has agreed to issue and sell to the Investor (which, in no event, will be less than the amount of the Allocated Securities that the Company agreed to sell to the Investor at the Effective Time and such new amount of Securities will be deemed the Allocated Securities for such Investor for purposes of this Agreement and this Agreement will be deemed amended as of the Effective Time solely for this purpose).  For the avoidance of doubt, the Investor understands and agrees that the Company and its agents may rely on the representations, warranties, covenants, acknowledgements and agreements herein, in determining the Investor’s and the accounts’ of its affiliates or existing clients for whom such Investor exercises discretionary investment authority (collectively, an “Account”) eligibility to acquire the Securities at any time, including prior to Closing (as defined below).  On or prior to the Closing, the Investor will be given a final private placement memorandum (the “Final Private Placement Memorandum”).

4.                                       The Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex A and incorporated herein by reference as if fully set forth herein.  The Securities purchased by the Investor will be delivered by electronic book-entry through the facilities of The Depository Trust Company (“DTC”), to an account specified by the Investor set forth below and, subject to the terms hereof, will be released by the Company’s transfer agent, Continental Stock Transfer & Trust Company (the “Transfer Agent”), at the written request of the Company, to such Investor at the Closing.

[Signature page follows]

Aggregate Liquidation Preference of Securities the Investor Agrees to Purchase: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.  This Agreement is dated effective as of the Effective Time (as defined above).

AGREED AND ACCEPTED:	Name of Investor:

Sanchez Energy Corporation a Delaware corporation

By:	By:
Name:	Print Name:
Title:	Title:
Address:

Tax ID No.:
Settlement Contact Name:
Telephone:
Email Address:
Jurisdiction of Organization:

Accounts (Check one): No: ☐ Yes: ☐ (if, “yes,” complete Schedule 1)

Wire instructions to wire funds to the Investor, in the event the Escrow Agent is required to return the funds of the Investor held in escrow.

Name in which electronic book-entry should be made (if different):

DTC Account:
DTC Internal Account:

If you are a Registered Investment Company, as defined in this Agreement, please provide information relating to your Custodial Agent.

Name of Custodial Agent: :

Address:

Tax ID No.:
Settlement Contact Name:
Telephone:
Email Address:

Wire instructions to wire funds to the Custodial Agent, in the event the Escrow Agent is required to return the funds of the Investor held in escrow.

Name in which electronic book-entry should be made (if different):

DTC Account:
DTC Internal Account:

SCHEDULE 1

ACCOUNTS OF OTHERS

Name of Account	State/Country of Residence

INSTRUCTION SHEET FOR INVESTOR

(to be read in conjunction with the entire Securities Purchase Agreement)

Complete the following items in the Securities Purchase Agreement:

1.                                       Provide the information regarding the Investor requested on pages 3, 4 and 5, if applicable.  The Agreement must be executed by an individual authorized to bind the Investor.

2.                                       If the Investor is purchasing Securities for more than one Account, it may either (i) complete a separate Securities Purchase Agreement for each such Account, in which case a separate wire transfer (or other acceptable forms of payment) must be made by or on behalf of such Account for the Securities it will purchase and a separate delivery of Securities will be made via DTC to each Account or (ii) complete a single Securities Purchase Agreement for all such Accounts, in which case only one wire transfer (or other acceptable forms of payment) need be made for the Securities to be purchased for all such Accounts, but all such Securities will be delivered to a single DTC account specified by the Investor.  A Registered Investment Company (as defined herein) must complete a separate Securities Purchase Agreement.

3.                                       Return the signed Securities Purchase Agreement as soon as possible to:

RBC Capital Markets, LLC

Three World Financial Center
200 Vesey Street
New York, New York 10281
Attention:  Equity Capital Markets

Fax:  212-428-6260

E-mail:  andrew.apthorpe@rbccm.com

With a copy to:  christopher.bornhorst@davispolk.com

ANNEX A TO THE SECURITIES PURCHASE AGREEMENT

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.               Authorization and Sale of Securities.  The Company is proposing to sell up to the aggregate liquidation preference of the Securities to be set forth in the Final Term Sheet.

2.               Investor Acknowledgments.

2.1.           The Investor acknowledges that the Company intends to enter into agreements similar to this Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Securities to them.  (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the securities purchase agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements”).

2.2              The Investor acknowledges that the Company intends to pay RBC Capital Markets, LLC (the “Placement Agent”) a fee in respect of the sale of Securities to the Investors.

3.               Closings and Delivery of Securities and Funds.

3.1              The completion of the purchase and sale of the Securities (the “Closing”) shall occur on the fifth business day after the Effective Time, or “T+5” (the “Closing Date”), at the offices of the Company’s counsel.  At the Closing, (i) the Company shall cause the Transfer Agent to deliver to the Investor the Allocated Securities to the DTC account specified by such Investor and (ii) the aggregate purchase price for the Allocated Securities shall be delivered by or on behalf of the Investor to the Company pursuant to the terms of the Escrow Agreement (as defined below) unless the Investor is a Registered Investment Company and alternative arrangements have been made as provided in Section 3.4.

3.2              If at the Closing, the Company has received from the Investors proceeds for less than the minimum aggregate liquidation preference to be set forth in the Final Term Sheet, the Company shall terminate this Agreement and the Offering.  Payment by an Investor for the Allocated Securities shall be made by wire transfer of immediately available funds to an account established by an escrow agent to be specified by the Company or its agents (the “Escrow Agent”), to be placed in escrow pursuant to the terms of an escrow agreement between the Company and the Escrow Agent (the “Escrow Agreement”), unless the Investor is a registered investment company (a “Registered Investment Company”) under the Investment Company Act of 1940, as amended, in which case the procedures set forth in the fourth paragraph of Section 3.4 will be followed.

3.3              In addition to the conditions precedent set forth in the Placement Agency Agreement (as defined below) (which such conditions, including an amendment to the Company’s credit facilities to permit an issuance of the Securities, are customary for transactions of this nature) or set forth elsewhere herein, the Company’s obligation to issue and sell Allocated Securities to any Investor shall be subject to the condition (the “Company Closing Condition”), which may be waived (in whole or in part) by the Company, that the representations and warranties made by the Investors be accurate and true as of the Effective Time and the Closing Date and that the Investors have fulfilled those undertakings of the Investors that are to be fulfilled prior to the Closing.  The Investor’s obligation to purchase the Allocated Securities shall be subject to the condition (the “Investor Closing Condition” and, together with the Company Closing Condition, the “Closing Conditions”) that the Placement Agent shall  not have terminated the Placement Agency Agreement to be entered into between the Company and the Placement Agent (the “Placement Agency Agreement”), pursuant to Section 9 thereof.

3.4              The Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Allocated Securities being purchased by such Investor to the account to be specified by the Company or its agents to the Investor.

Such funds shall be remitted to the Escrow Agent prior to 5:00 p.m., New York City time, on or before the business day immediately prior to the Closing Date and shall be held in escrow until the Closing pursuant to the terms of the Escrow Agreement at which time such funds will be delivered by the Escrow Agent on behalf of the Investor to the Company. Upon evidence satisfactory to, with respect to the Company Closing Condition, the Company, that, in its reasonable judgment, such condition has been met or, in its sole discretion, waived and, with respect to the Investor Closing Condition, the Placement Agent, that, in its reasonable judgment, such condition has been met, the Company and the Placement Agent will deliver to the Escrow Agent joint written instructions that (a) confirm that all Closing Conditions have been met or waived by the party permitted to do so and (b) instruct the Escrow Agent to promptly release from the escrow account established pursuant to the Escrow Agreement the aggregate purchase price for the Securities to be issued pursuant to the Agreements to the Company, as payment for the Securities.  In connection therewith, the Company shall issue to each Investor the Securities purchased by such Investor.  For the avoidance of doubt, the Escrow Agent shall not be authorized to release any funds from the escrow account to the Company unless both the Company and the Placement Agent confirm that the Closing Conditions have been met or waived by the party permitted to do so.  If the Company terminates the Offering for any reason or the Closing Conditions are not satisfied or waived on or prior to the Closing Date, the Company will instruct the Escrow Agent to promptly return each Investor’s funds to it by wire transfer (if return wiring instructions has been provided) or check (if return wiring information has not been provided).

Each Investor agrees to indemnify and hold harmless the Placement Agent and the Escrow Agent and their respective directors, officers, employees and agents and each person who controls the Placement Agent or Escrow Agent within the meaning of the Securities Act, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject (including, without limitation, legal or other expenses reasonably incurred in connection with investigating or defending the same) (“Losses”) arising under this Section 3.4 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, except for Losses resulting from the willful misconduct or gross negligence of the Placement Agent or the Escrow Agent; provided, however, that the Investor’s obligations under this sentence shall relate only to Losses arising from any act or failure to act by the Investor. Anything in this agreement to the contrary notwithstanding, in no event shall the Placement Agent or the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Placement Agent or Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

In lieu of the procedures specified in this Section 3.4, if the Investor is a Registered Investment Company, the Investor and its custodial agent (the “Custodial Agent”) shall contact Andrew Apthorpe (andrew.apthorpe@rbccm.com), RBC Capital Markets, LLC, Tel: 212-428-3013, prior to 3:00 p.m., New York City time, on the second business day prior to the Closing Date for alternative payment instructions.

3.5              Promptly after the Effective Time, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Securities are maintained, which broker-dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Securities by means of an electronic book-entry delivery.  Such DWAC shall indicate the settlement date for the deposit of the Securities, which date shall be provided to the Investor by the Placement Agent or in the Final Term Sheet. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 3.4 above (subject to the last paragraph thereof), the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Securities pursuant to the information contained in the DWAC.

4.               Representations, Warranties and Covenants of the Company.

The Company hereby represents and warrants to, and covenants with, the Investor that:

4.1              The Company has all requisite corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby, including the issuance, sale and delivery of the Securities, and all corporate action required to be taken by the Company for the authorization, issuance, sale and delivery of the Securities, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will have been prior to Closing validly taken.  The Securities have been or will have been prior to Closing duly authorized by the Company and, when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable; and the Securities will conform in all material respects to the descriptions thereof in the Preliminary Private Placement Memorandum (when such document is read together with the Final Term Sheet).

4.2              The Company’s (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2012, (ii) Current Reports on Form 8-K filed or furnished with the SEC on January 5, 2012, January 13, 2012, February 21, 2012, March 14, 2012, March 29, 2012, May 10, 2012, May 24, 2012, June 15, 2012, June 19, 2012, June 22, 2012, August 9, 2012, September 11, 2012, September 12, 2012, September 17, 2012, September 18, 2012, October 3, 2012, November 8, 2012, November 23, 2012, December 3, 2012, December 20, 2012, January 2, 2013, February 6, 2013, March 7, 2013 and all subsequent current reports that have been filed or furnished with the SEC and (iii) description of the Common Stock contained in the Company’s registration statement on Form 8-A filed with the SEC on December 9, 2011 and any amendment or supplement thereto (collectively, the “Exchange Act Filings”), each as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.               Representations, Warranties and Covenants of the Investor.

The Investor hereby represents and warrants to, and covenants with (and each Account shall be deemed to have represented and warranted, and covenanted with) the Company and the Placement Agent that (whether in the case of an Account so specified or not):

5.1              (1)  The Investor and each Account is (a) a QIB as defined in Rule 144A under the Securities Act that is also an accredited investor not formed for the specific purpose of acquiring the Securities, (b) aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act, (c) acquiring the Securities for its own account or (with respect to the Investor) for the account of a QIB (that is also an accredited investor) and not for the benefit of any other person and not with a view to distribution in violation of the Securities Act or the securities laws of any other applicable jurisdiction and (d) aware that hedging transactions involving the Company’s securities may not be conducted unless in compliance with the Securities Act.

(2)  The Investor understands and agrees on behalf of itself and on behalf of any Account for which it is purchasing the Securities, and each subsequent holder of the Securities, the Common Stock issuable upon conversion of the Securities and the shares of Common Stock issuable as a dividend on the Securities, if any, by its acceptance thereof will be deemed to agree, that the Securities, the Common Stock issuable upon conversion of the Securities and the shares of Common Stock issuable as a dividend on the Securities, if any, are being offered in a transaction not involving any public offering within the meaning of the Securities Act and are “restricted securities” under the Securities Act, that the Securities, the Common Stock issuable upon conversion of the Securities and the shares of Common Stock issuable as a dividend on the Securities, if any, have not been, and will not be, registered under the Securities Act and that (a) if it decides to offer, resell, pledge or otherwise transfer any of the Securities, the Common Stock issuable upon conversion of the Securities and the shares of Common Stock issuable as a dividend on the Securities, if any, such Securities, the Common Stock issuable upon conversion of the Securities and the shares of Common Stock issuable as a dividend on the Securities, if any, may be offered, resold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act (if available), (ii) pursuant to any other exemption from the registration requirements of the Securities Act, including Rule 144 under the Securities Act (if available), (iii) pursuant to an effective registration statement under the Securities Act (which the Company has no obligation to effect), or (iv) to the Company, or one of its subsidiaries, in each of cases (i) through (iv), in accordance with any applicable securities laws of any state of the United States, and that (b) the Investor and each Account will, and each subsequent holder is required to, notify any subsequent purchaser of the Securities, Common Stock issued upon conversion of the Securities and the shares of Common Stock issued as a dividend on the Securities, if any, of the resale restrictions referred to in (a) above and will provide the Company and the Transfer Agent such certificates opinions of counsel and other information as they may reasonably require to confirm that the transfer by it complies with the foregoing restrictions, if applicable.

(3) The Investor, on behalf of itself and each Account, understands that all of the Securities and, with appropriate modifications, the shares of Common Stock issued upon conversion of the Securities and the shares of Common Stock issuable as a dividend on the Securities, if any, will, unless sold pursuant to a registration statement that has been declared effective under the Securities Act (which the Company has no obligation to effect) or in compliance with Rule 144, bear a legend substantially to the following effect:

THIS SHARE OF CONVERTIBLE PREFERRED STOCK, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SHARE OF CONVERTIBLE PREFERRED STOCK AND THE SHARES OF COMMON STOCK ISSUABLE AS A DIVIDEND ON THE CONVERTIBLE PREFERRED STOCK, IF ANY, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS SHARE OF CONVERTIBLE PREFERRED STOCK NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE OFFERED, SOLD,

PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE.

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.                                  REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a) UNDER THE SECURITIES ACT AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.                                  AGREES FOR THE BENEFIT OF SANCHEZ ENERGY CORPORATION (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST DATE OF INITIAL ISSUANCE HEREOF OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)                         TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)                           PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)                           TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

(D)                          PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(B) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

The Investor, on its own behalf and on behalf of each Account, also understands that the Securities will bear the following legend:

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY DURING THE THREE IMMEDIATELY PRECEDING MONTHS MAY PURCHASE OR OTHERWISE ACQUIRE THIS SHARE OF CONVERTIBLE PREFERRED STOCK OR A BENEFICIAL INTEREST HEREIN

(4)          The Investor, on behalf of itself and each Account, hereby represents and warrants that:

(a) it and each Account is able to fend for itself in connection with the transactions contemplated by the Preliminary Private Placement Memorandum and this Agreement;

(b)  by reason of its and each Account’s business and financial experience, it and each Account has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and

(c)  it and each Account has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(5)   The Investor has received or will receive, as the case may be, and has provided or will provide, as the case may be, to each Account, a copy of this Agreement, the Preliminary Private Placement Memorandum, the Final Term Sheet and the investor presentation referred to below (but in accordance with its confidentiality obligations to the Company) and, on behalf of itself and each Account, acknowledges that (a) it has conducted its own investigation of the Company and the terms of the Securities and, in conducting its examination, it has not relied on the Placement Agent or on any statements or other information provided by the Placement Agent concerning the Company or the terms of this offering, (b) it has had access to, and has had an adequate opportunity to review, all information the Company has filed with and furnished to the SEC, including the information set forth in the Exchange Act Filings (including any risk factors set forth therein) and such financial and other information as it deems necessary to make its decision to purchase the Securities, (c) it has had access to information regarding the proposed acquisition (the “Acquisition”) by the Company or a subsidiary thereof of certain assets from Hess Corporation pursuant to a purchase and sale or other similar agreement, including, without limitation, as set forth in the Convertible Preferred Stock Offering Investor Presentation dated March 2013, (d) it is aware that there are substantial risks related to the Acquisition, including those described in the risk factors set forth on Exhibit A hereto, which it has reviewed and understood and (e) the Investor has the power and authority to make the representations and warranties herein on behalf of each Account and has made reasonable inquiries of each such Account with respect thereto.  Such Investor, on its own behalf and on behalf of each Account, also acknowledges and understands that (x) the Company has not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and that the financial statements and other information included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are considered “stale” pursuant to the rules and regulations of the SEC and (y) historical and pro forma financial statements regarding the Acquisition are not currently publicly available and have not been provided to it; such Investor understands, on its own behalf and on behalf of each Account, that after the closing date of the Acquisition (if the closing thereof occurs), historical and pro forma financial statements will be required to be filed with the SEC by the Company pursuant to the rules and regulations of the SEC.  Such Investor believes, on its own behalf and on behalf of each Account, that, notwithstanding (x) and (y) above, it is still capable of evaluating the risks and merits of the purchase of the Securities.  The Investor and each Account agrees that it has been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary in connection with the decision to purchase the Securities.

(6)  The Investor understands, on its own behalf and on behalf of each Account, that the Company, the Placement Agent and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements and agrees that if any of the representations and acknowledgements deemed to have been made by it by its purchase of the Securities are no longer accurate, the Investor shall promptly notify the Company and the Placement Agent.  If the Investor is acquiring the Securities for one or more Accounts, it represents that it is acquiring the Securities as a fiduciary or agent for such Accounts and has sole investment discretion with respect to each such Account and it has full power to make the representations, acknowledgements and agreements herein on behalf of such Account.

5.2.              The Investor acknowledges that the Placement Agent and its directors, officers, employees, representatives and controlling persons have no responsibility for making any independent investigation of the information contained in the Preliminary Private Placement Memorandum, the Exchange Act Filings, the Final Term Sheet or the Final Private Placement Memorandum and make no representation or warranty to the Investor, express or implied, with respect to the Company or the Securities or the accuracy, completeness or adequacy of any of the foregoing or any publicly available information, nor shall any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor.

5.3.                 The Investor acknowledges on its own behalf and on behalf of each Account that no action has been or will be taken in any jurisdiction outside the United

States by the Company or the Placement Agent that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities (including any filing of a registration statement), in any jurisdiction outside the United States where action for that purpose is required.  Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

5.4.           The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Investor, except as the enforceability of the Agreement may be subject to or limited by bankruptcy, insolvency, reorganization, fraudulent transfer or other similar laws relating to or affecting the rights of creditors generally.

5.5.           The entry into and performance of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Investor, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Investor is party or to which any of the Investor’s property or assets is subject, (iii) result in the violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, and (iv) require any consent (other than standard internal consents) except in the case of clauses (ii), (iii) and (iv) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to prevent the Investor from performing its obligations hereunder.

5.6.           The Investor understands on its own behalf and on behalf of each Account that nothing in the Preliminary Private Placement Memorandum, the Final Term Sheet, the Final Private Placement Memorandum, this Agreement, information the Company has filed with and furnished to the SEC or any other materials presented to the Investor or such Account in connection with the purchase and sale of the Securities (including any materials related to the Acquisition) constitutes legal, tax or investment advice.  The Investor has on its own behalf and on behalf of each Account consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities and has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Securities.

5.7.           Each Investor or Account in a Member State of the European Economic Area (the “EEA”) which has implemented Directive 2003/71/EC and any amendments thereto, including Directive 2010/73/EU, to the extent implemented in the Member State (the “Prospectus Directive”) (each a “Relevant Member State”) represents, warrants and agrees that the Investor and such Account:

(a) is a qualified investor within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive (a “Qualified Investor”); and

(b) in the case of any Securities acquired by the Investor as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (i) the Securities acquired by the Investor in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer to the public or resale to, persons in any Relevant Member State other than “Qualified Investors”, or in circumstances in which the prior consent of the Company has been given to the offer to the public or resale; or (ii) where Securities have been acquired by it on behalf of persons in any Relevant Member State other than Qualified Investors, the offer of those Securities to it is not treated under the Prospectus Directive as having been made to such persons.

For the purposes of Section 5.7, the expression an “offer to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any Securities to be offered so as to enable an investor to decide to purchase any Securities, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State.

5.8.                  The Investor (and each Account) became aware of the offering of the Securities and the Securities were offered to the Investor (and/or each such Account) solely by means of the Preliminary Private Placement Memorandum, the Final Private Placement Memorandum, the Convertible Preferred Stock Offering Investor Presentation dated March 2013, if applicable, and the Final Term Sheet, and by direct contact between the Investor (or such Account) and the Company or the Placement Agent, with whom the Investor (or such Account) had, prior to such contact, an existing business relationship. The Investor (and each Account) did not become aware of this offering of the Securities, nor were the Securities offered to the Investor (or any Account) by any means other than the Preliminary Private Placement Memorandum, the Final Private Placement Memorandum, the investor presentation referred to herein, if applicable, and the Final Term Sheet, including, in each case, by any form of general solicitation or general advertising.

6.               Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, the representations and warranties set forth in Section 4.1, Section 5.1, Section 5.2, Section 5.3, Section 5.4, Section 5.6, Section 5.7 and Section 5.8 shall survive the execution and delivery of this Agreement indefinitely and the other representations and warranties set forth herein shall survive until the expiration of the applicable statute of limitations.  The covenants and other agreements made in this Agreement shall survive the Closing and remain in full force and effect regardless of acceptance of any of the Securities being purchased and the payment therefor.

7.               Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the domestic United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, by facsimile or by electronic mail, or (B) otherwise by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by a nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows, (v) if sent by electronic mail, upon receipt by the recipient thereof (which may, but need not, be confirmed by electronic mail or telephone), and shall be delivered as addressed as follows:

(a)                                  if to the Company, to:
Sanchez Energy Corporation
1111 Bagby Street, Suite 1800
Houston, Texas 77002
Attention: Michael G. Long
Facsimile: 713-756-2784
mlong@sanchezog.com

with a copy to (which shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

1111 Louisiana Street

44th Floor

Houston, TX 77002

Attention:                 David P. Elder

Shar Ahmed
Facsimile: 713-236-0822

delder@akingump.com

sahmed@akingump.com

(b)                                 if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8.               Changes.  Except as contemplated herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor; provided that if such modification or amendment would affect the rights of the

Placement Agent under this Agreement, such instrument shall not be effective unless also signed by the Placement Agent.

9.               Headings.  The headings of the various sections of this Agreement have been inserted for convenience or reference only and shall not be deemed to be part of this Agreement.

10.         Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.         Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

12.         Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

13.         Third Party Beneficiary.  The Investor acknowledges that the Placement Agent is a third party beneficiary entitled to rely on this Agreement and receive the benefits of the representations, warranties and covenants made by, and the responsibilities of, the Investor under this Agreement.

Exhibit A

We may not enter into a purchase and sale agreement for the acquisition of certain assets from Hess Corporation, and, even if we do enter into such an agreement, we may not be able the consummate the Hess acquisition.

We are currently negotiating the purchase and sale agreement for the Hess acquisition as part of a competitive bid process.  There can be no assurances that we will reach an agreement with Hess on the terms and conditions for the Hess acquisition or that we will enter into a purchase and sale agreement with Hess.

If we do enter in a purchase and sale agreement with Hess, the consummation of the Hess acquisition will be subject to certain closing conditions, including conditions that must be met by Hess and which are beyond our control.  In addition, under certain circumstances, we or Hess will be able to terminate the purchase and sale agreement.  Furthermore, although it will not be a condition to closing, it may be necessary for us to obtain additional financing to fund a portion of purchase price for the Hess acquisition at closing, which we may not be able to satisfactorily obtain.  There can be no assurances that the Hess acquisition will be consummated in the anticipated timeframe or at all.

If the Hess acquisition is not consummated under certain circumstances, we may be required to forfeit a deposit under the purchase and sale agreement.  Furthermore, our stock price could be negatively impacted if we enter into and announce a purchase and sale agreement with Hess but fail to complete the acquisition.

The offering of the Securities is not conditioned on the consummation of the Hess acquisition.

The Hess acquisition involves risks associated with acquisitions and integrating acquired assets, including the potential exposure to significant liabilities, and the intended benefits of the Hess acquisition may not be realized.

The Hess acquisition involves risks associated with acquisitions and integrating acquired assets into existing operations, including that:

•                                          our senior management’s attention may be diverted from the management of daily operations to the integration of the assets acquired in the Hess acquisition;

•                                          we could incur significant unknown and contingent liabilities for which we have limited or no contractual remedies or insurance coverage;

•                                          the assets acquired in the Hess acquisition may not perform as well as we anticipate; and

•                                         unexpected costs, delays and challenges may arise in integrating the assets acquired in the Hess acquisition into our existing operations.

Even if we successfully integrate the assets acquired in the Hess acquisition into our operations, it may not be possible to realize the full benefits we may anticipate or we may not realize these benefits within the expected timeframe. If we fail to realize the benefits we anticipate from the Hess acquisition, our business, results of operations and financial condition may be adversely affected.